Supplement dated December 30, 2014 to the following product prospectuses dated May 1, 2014:
MultiOption(r) Advisor Variable Annuity
MultiOption(r) Legend Variable Annuity
MultiOption(r) Extra Variable Annuity
MultiOption(r) Guide Variable Annuity

Effective January 1, 2015, the product prospectus is amended to reflect that the name of Ivy Funds VIP International Growth has changed to Ivy Funds VIP Global Growth.
The following is added to the Ivy Funds VIP International Growth Investment Objective section under "The Portfolios":
Under normal circumstances, the Portfolio will allocate its assets among at least three different countries (one of which may be the United States).









Please retain this supplement for future reference.
F82637 12-2014